UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Meritage Homes Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERITAGE HOMES CORPORATION
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on May 17, 2018 at 8:30 AM Local Time
Meritage Homes Corporation, 8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report to Stockholders are available at www.allianceproxy.com/meritagehomes/2018
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 9, 2018 to facilitate timely delivery.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of MERITAGE HOMES CORPORATION
Notice is hereby given that the Annual Meeting of Stockholders of Meritage Homes Corporation will be held on May 17, 2018 at 8:30 a.m. local time at Meritage’s corporate office at 8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260 for the following purposes:

1.	Election of five Class I Directors, each to hold office until our 2020 annual meeting,
	01 Raymond Oppel	02 Steven J. Hilton	03 Richard T. Burke, Sr.	04 Dana C. Bradford	05 Deb Henretta
2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year,
3.	Advisory vote to approve compensation of our named executive officers ("Say on Pay"),
4.	Approval of our 2018 Stock Incentive Plan.
NOTE: The conduct of any other business that may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends a vote FOR the nominees named above in Proposal 1, FOR Proposals 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.
Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to www.allianceproxy.com/meritagehomes/2018. Have the 11 digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

MERITAGE HOMES CORPORATION
8800 E. Raintree Drive, Suite 300
Scottsdale, Arizona 85260

The following proxy materials are available to you to review at:
www.allianceproxy.com/meritagehomes/2018

Proxy Statement 2018/Annual Report 2017
If you require directions to the annual meeting, please call (480) 515-8100.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by internet or request hard copy.

You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857
or
By logging onto http://www.allianceproxy.com/meritagehomes/2018
or
By email at: requests@viewproxy.com
Please include the company name and your control number in the subject line.